UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 22, 2008
OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

11911 FM 529 Houston, Texas (Address of principal executive offices)	77041 (Zip Code)
Registrant’s telephone number, including area code: (713) 329-4500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On February 22, 2008, the Compensation Committee of the Board of Directors of Oceaneering International, Inc. (the “Compensation Committee”) granted awards of restricted stock units and performance units under the Company’s 2005 Incentive Plan (the “Incentive Plan”) to various employees, including each of Oceaneering’s executive officers. The following table sets forth the number of restricted stock units and performance units awarded to Oceaneering’s chief executive officer, and each other current executive officer of Oceaneering listed in the “Summary Compensation Table” in Oceaneering’s proxy statement for its 2007 annual meeting of stockholders.

Name and Position	Number of Performance Units(1)	Number of Restricted Stock Units(2)
T. Jay Collins	19,500	19,500
President and Chief Executive Officer

M. Kevin McEvoy	8,000	8,000
Executive Vice President

Marvin J. Migura	7,000	7,000
Senior Vice President and Chief Financial Officer

George R. Haubenreich, Jr.	6,000	6,000
Senior Vice President, General Counsel and Secretary

Phillip D. Gardner	4,500	4,500
Senior Vice President - Subsea Products

(1)	The performance units are scheduled to vest in full on the third anniversary of the award date, subject to (a) earlier vesting on an employee’s attainment of retirement age or the termination or constructive termination of an employee’s employment in connection with a change of control or due to death or disability and (b) such other terms as are set forth in the award agreement. The number of performance units shown represent units with an initial notional value of $100 and are not equivalent to shares of Oceaneering common stock. The Compensation Committee has approved specific financial goals and performance measures based on cumulative cash flow from operations and a comparison of return on invested capital and cost of capital for the three-year period January 1, 2008 through December 31, 2010 to be used as the basis for the final value of the performance units under the Incentive Plan. The final value of each performance unit may range from $0 to $125. Upon settlement, the value of the performance units will be payable in cash.

(2)	Restricted stock units are scheduled to vest in full on the third anniversary of the award date, subject to (a) earlier vesting on an employee’s attainment of retirement age or the termination or constructive termination of an employee’s employment in connection with a change of control or due to death or disability and (b) such other terms as are set forth in the award agreement. Each restricted stock unit represents the equivalent of one share of Oceaneering common stock. Settlement of the restricted stock units will be made in shares of Oceaneering common stock.

In addition, the Board of Directors of Oceaneering (the “Board”) granted awards of 8,000 shares of restricted stock under the Incentive Plan to each of the following nonemployee directors of the Company: D. Michael Hughes, Jerold J. DesRoches, David S. Hooker and Harris J. Pappas. The restricted stock awards are scheduled to vest in full on the first anniversary of the award date, subject to (a) earlier vesting on a change of control or the termination of the director’s service due to death and (b) such other terms as are set forth in the award agreement.
     The Board also granted awards of 19,500 performance units and 19,500 restricted stock units to John R. Huff, Chairman of the Board, pursuant to the Amended and Restated Service Agreement between Mr. Huff and Oceaneering dated December 21, 2006, which was previously filed by Oceaneering with the SEC as an exhibit to a current report on Form 8-K filed on December 21, 2006.
     The performance units awarded to Mr. Huff are scheduled to vest on a pro-rata basis over three years from the award date by reason of Mr. Huff having attained retirement age as of the award date subject to (a) earlier vesting by reason of Mr. Huff’s cessation of service as Chairman and (b) such other terms as are set forth in the award agreement. The performance units have the same notional value equivalent as do the awards to executive officers described above. The Board approved the same performance goals and measures over the same time period and with the same range of value as described above for executive officers. Upon settlement, the value of the performance units will be payable in cash.
     The restricted stock units awarded to Mr. Huff are scheduled to vest on a pro-rata basis over three years from the award date by reason of Mr. Huff having attained retirement age as of the award date subject to (a) earlier vesting by reason of Mr. Huff’s cessation as service as Chairman and (b) such other terms as are set forth in the award agreement. Each restricted stock unit represents the equivalent of one share of Oceaneering common stock. Settlement of the restricted stock units will be made in shares of the Company’s common stock.
     The Compensation Committee approved the grant of an aggregate of 152,675 restricted stock units and 111,125 performance units, and the Board approved the grant of an aggregate of 19,500 performance units, 19,500 restricted stock units, and 32,000 shares of restricted stock, including the awards referenced in the table and the discussion above. Those awards were made to a total of 290 Incentive Plan participants.
     In addition, the Compensation Committee approved: (1) the form of 2008 Employee Restricted Stock Unit Agreement that will govern the terms and conditions of restricted stock unit awards made to the Company’s executive officers and other employees; and (2) the form of 2008 Performance Unit Agreement and 2008 Performance Award: Goals and Measures that will govern the terms and conditions of performance unit awards made to the Company’s executive officers and other employees. The Board approved: (1) the form of 2008 Non-Employee Director Restricted Stock Agreement that will govern the terms and conditions of restricted stock awards made to nonemployee directors, Messrs. DesRoche, Hooker, Hughes and Pappas; and (2) the forms of 2008 Chairman Restricted Stock Unit Agreement, 2008 Chairman Performance Unit Agreement and 2008 Performance Award: Goals and Measures that will govern the terms and conditions of the awards of restricted stock units and performance units to our Chairman.

     The foregoing descriptions of the awards under the Incentive Plan are not complete and are qualified by reference to the complete agreements which are attached as exhibits to this report and incorporated by reference into this Item.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

10.1	Form of 2008 Employee Restricted Stock Unit Agreement

10.2	Form of 2008 Performance Unit Agreement

10.3	Form of 2008 Chairman Restricted Stock Unit Agreement

10.4	Form of 2008 Chairman Performance Unit Agreement

10.5	2008 Performance Award: Goals and Measures, relating to the form of 2008 Performance Unit Agreement and 2008 Chairman Performance Unit Agreement

10.6	Form of 2008 Non-Employee Director Restricted Stock Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.
By:	/s/ George R. Haubenreich, Jr.
George R. Haubenreich, Jr.
Senior Vice President, General Counsel and Secretary

Date: February 25, 2008

EXHIBIT INDEX

No.	Description

10.1	Form of 2008 Employee Restricted Stock Unit Agreement

10.2	Form of 2008 Performance Unit Agreement

10.3	Form of 2008 Chairman Restricted Stock Unit Agreement

10.4	Form of 2008 Chairman Performance Unit Agreement

10.5	2008 Performance Award: Goals and Measures, relating to the form of 2008 Performance Unit Agreement and 2008 Chairman Performance Unit Agreement

10.6	Form of 2008 Non-Employee Director Restricted Stock Agreement